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                                                                   EXHIBIT 10.35

                                  SENETEK PLC

                       CONSENT TO AMENDMENT OF WARRANTS
                       --------------------------------

          This Consent to Amendment (the "Consent") is entered into as of

          January __, 2001 by and among Senetek PLC, a corporation organized under the laws of England (the "Company"), and the holders of warrants set forth on Schedule 1 hereto (the "Purchasers"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in that certain Securities Purchase Agreement by and between the Company and the Purchasers dated April 14, 1999 (the "Purchase Agreement").

                                   RECITALS

          WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement the Company issued to the Purchasers the Series A Warrants, the Series B Warrants and the Series C Warrants (the "Warrants");

          WHEREAS, the Company and the Purchasers desire to amend the provisions of the Warrant; and

          WHEREAS, pursuant Section 13 of the Warrants, the Warrants may be amended with the written consent of the Company and the Holders of the Warrants that are exercisable for a number of Ordinary Shares that represent in the aggregate at least a majority of the total number of Ordinary Shares for which all of the Warrants are then exercisable;

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the undersigned, constituting the Holders of the Warrants that are exercisable for a number of Ordinary Shares that represent in the aggregate at least a majority of the total number of Ordinary Shares for which all of the Warrants are then exercisable, hereby agree as follows:

     1.1  Amendment of Warrants. Upon delivery to the Company by the Holders of
          ---------------------
the Warrants, the Series A Warrants, Series B Warrants and Series C Warrants shall be amended and restated in their entirety in the forms attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively.
---------  ---------     ---------

     1.2  Governing Law. This Agreement shall be governed in all respects by the
          -------------
laws of the State of California, without regard to principles of conflicts of law.

     1.3  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.
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     1.4  Headings. The headings of this Agreement are intended as a convenience
          --------
of reference only and are not to be given any effect in the interpretation hereof.


          IN WITNESS WHEREOF, the parties have executed this Consent as of the date first above written.


                               SENETEK PLC


                                   /s/ FRANK J. MASSINO
                               By:____________________________________

                                 Name:  Frank J. Massino

                                 Title: President and Chief Executive
                                        Officer


                               SILVER CREEK INVESTMENTS, LTD.


                                   /s/ ROBERT T. TUCKER
                               By:____________________________________
                                 Name:  Robert T. Tucker
                                 Title: Director


                               BOMOSEEN INVESTMENTS, LTD.


                                   /s/ ROBERT T. TUCKER
                               By:____________________________________
                                 Name:  Robert T. Tucker
                                 Title: Director


                               ELSTREE HOLDINGS, LTD.


                                   /s/ DOMINIQUE LANG
                               By:____________________________________

                                 Name:  Dominique Lang
                                 Title: Director


                               DANDELION INVESTMENTS, LTD.


                                   /s/ DANY ABOUKHEIR
                               By:____________________________________

                                 Name:  Dany Aboukheir

                                 Title: Director
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                                  SCHEDULE 1

------------------------------------------------------------------------------
                                   Number of    Number of    Number of
                                   Series A     Series B     Series C
                                   Warrants     Warrants     Warrants
------------------------------------------------------------------------------

Silver Creek Investments, Ltd.      892,241      991,379      355,197
------------------------------------------------------------------------------

Bomoseen Investments, Ltd.          892,241      991,379      355,197
------------------------------------------------------------------------------

Elstree Holdings, Ltd.              607,759      675,287      241,946
------------------------------------------------------------------------------

Dandelion Investments, Ltd.         607,759      675,287      241,946
------------------------------------------------------------------------------
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                                   EXHIBIT A

                           FORM OF SERIES A WARRANT


See Exhibit 10.32 filed herewith.
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                                   EXHIBIT B

                           FORM OF SERIES B WARRANT


See Exhibit 10.33 filed herewith.
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                                   EXHIBIT C

                           FORM OF SERIES C WARRANT


See Exhibit 10.34 filed herewith.